SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of earliest event reported: December 1, 2017

Actua Corporation

(Exact name of registrant as specified in charter)

Delaware	001-16249	23-2996071
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

555 East Lancaster Avenue, Suite 640, Radnor, PA 19087

(Address of Principal Executive Offices)     (Zip Code)

(610) 727-6900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

As previously announced, Actua Corporation (the “Company”), Actua Holdings, Inc., Arsenal Acquisition Holdings, LLC and Velocity Holdco III Inc. (the “Buyer”) (formerly Arsenal Buyer Inc.), an affiliate of CVC Growth Fund, entered into a Membership Interest Purchase Agreement on September 23, 2017 providing for the sale of Actua’s interests in VelocityEHS Holdings, Inc. and BOLT Solutions Inc. (“Bolt”) to the Buyer (such agreement, the “Velocity/Bolt Sale Agreement”).

On December 1, 2017, a lawsuit captioned Inter-Atlantic Fund II, L.P. and Neurone II Investments G.P. Ltd. v. Actua Corporation et al., Case No. 2017-0858-JTL, was filed in the Court of Chancery of the State of Delaware against, among others, the Company, certain directors of Bolt including those affiliated with the Company, the Buyer, CVC Growth Fund, CVC Capital Partners Advisory (U.S.), Inc. and other affiliates of the Company. The lawsuit alleges, generally among other things, breach by the Company as majority shareholder of Bolt of fiduciary duties purportedly owed to Bolt’s minority shareholders and breach by the Company of the right of first refusal provision in Bolt’s Fifth Amended and Restated Stockholder Rights Agreement. The lawsuit seeks, among other things, equitable relief that would enjoin any action to consummate the Velocity/Bolt Sale Agreement (including the holding of the meeting of the Company’s stockholders scheduled for December 7, 2017) and consummation of certain or all of the transactions contemplated by the Velocity/Bolt Sale Agreement, a grant of specific performance of certain provisions in Bolt’s Fifth Amended and Restated Stockholder Rights Agreement relating to the right of first refusal, monetary damages, and an award of costs and expenses (including a reasonable allowance for attorneys’ fees).

The defendants believe that the plaintiffs’ allegations are without merit and intend to vigorously defend against this and any subsequently filed similar actions.

Additional Information and Where to Find It

The Company filed a definitive proxy statement on Schedule 14A with the Securities and Exchange Commission (the “SEC”) on November 7, 2017 in connection with the transactions contemplated by the Velocity/Bolt Sale Agreement. Beginning on November 7, 2017, the Company mailed the definitive proxy statement and other relevant documents to its stockholders as of November 2, 2017, the record date for a special meeting of stockholders of the Company to be held on December 7, 2017, at the Radnor Hotel, 591 East Lancaster Avenue, St. Davids, Pennsylvania 19087, at 10:00 a.m. Eastern Time. The definitive proxy statement described above contains important information about the Velocity/Bolt Sale Agreement and related matters. STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE VELOCITY/BOLT SALE AGREEMENT. The Company’s stockholders will be able to obtain copies of these documents and other documents filed with the SEC by the Company through the website maintained by the SEC at www.sec.gov. In addition, the Company’s stockholders will be able to obtain copies of these documents without charge from the Company by contacting Actua Corporation, Attention: Investor Relations, at 555 East Lancaster Avenue, Suite 640, Radnor, Pennsylvania 19087, or by going to the Company’s corporate website at www.actua.com.

Participants in the Solicitation

The directors and executive officers of the Company may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the Velocity/Bolt Sale Agreement and related matters. Information regarding the interests of these directors and executive officers in the transaction described herein is set forth in the Company’s definitive proxy statement on Schedule 14A filed with the SEC on November 7, 2017. Additional information regarding the Company’s directors and executive officers is also included in the Company’s proxy statement for its 2017 Annual Meeting of Stockholders, which was filed with the SEC on April 28, 2017. These documents are available free of charge as described in the preceding paragraph.

Legal Notice Regarding Forward-Looking Statements

This Form 8-K contains certain forward-looking statements within the meaning of Private Securities Litigation Reform Act of 1995, including, but not limited to, statements regarding possible or assumed future results of operations of the Company, the expected completion and timing of the transactions contemplated by the Velocity/Bolt Sale Agreement and other related matters. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “could,” “would,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “continue” or the negative of such terms or other similar expressions. You should, therefore, carefully read and consider statements that contain these words or expressions, as such forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements, including, but not limited to, (i) the risk that the closing of the Velocity/Bolt Sale Agreement may not occur in a timely manner or at all, which may adversely affect the Company’s business and the price of the Company’s common stock, (ii) the failure to satisfy all of the conditions precedent to the consummation of the Velocity/Bolt Sale Agreement, including, but not limited to, the required consent of the Company’s stockholders and the receipt of certain governmental or regulatory approvals, (iii) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Velocity/Bolt Sale Agreement, (iv) the effect of the announcement or pendency of the transactions contemplated by the Velocity/Bolt Sale Agreement on the Company’s business relationships, operating results and business generally, (v) risks that the transactions contemplated by the Velocity/Bolt Sale Agreement disrupt current plans and operations and result in potential difficulties in employee retention, (vi) risks related to diverting management’s attention from the Company’s ongoing business operations, (vii) the outcome of this lawsuit or any other legal proceedings that may be instituted against the Company related to the Velocity/Bolt Sale Agreement or the transactions contemplated thereby or other related matters and (viii) such other risks and uncertainties as identified in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016 and Quarterly Reports on Form 10-Q for the fiscal quarter ended March 31, 2017, June 30, 2017, and September 30, 2017, each as filed with the SEC, which contain and identify important factors that could cause the actual results to differ materially from those contained in the forward-looking statements. The Company assumes no obligation to update any forward-looking statement contained in this Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ACTUA CORPORATION

Date: December 4, 2017	By:	/s/ Suzanne L. Niemeyer
	Name:	Suzanne L. Niemeyer
	Title:	Managing Director, General
Counsel and Secretary